THE BFM INSTITUTIONAL TRUST

                      SUPPLEMENT DATED DECEMBER 27, 1995
                        TO PROSPECTUS AND STATEMENT OF
                ADDITIONAL INFORMATION DATED OCTOBER 31, 1995

               On December 20, 1995, the shareholders of the BFM Institutional Trust (the "Trust") voted to approve an Asset Purchase Agreement between the Trust and the PNC Fund, a Massachusetts business trust, providing for the transfer of the assets and assumption of all the liabilities the Trust's Short Duration Portfolio, Core Fixed Income Portfolio and the Multi-Sector Mortgage Securities Portfolio III to corresponding portfolios of the the PNC Fund. The transaction is expected to close on or about January 12, 1996. As a result, the Prospectus is hereby amended in order to reflect these new arrangements.

               In addition, the Statement of Additional Information is hereby amended to reflect the following changes which were approved by the Trust's shareholders on December 14, 1995:

               (1) Officer:  The sole President, Secretary and
          Treasurer of the Trust is Richard E. Cavanagh.

               (2)  Directors:  The members of the Board of
          Directors of the Trust are Messrs. Kent Dixon, Frank J.
          Fabozzi and James Grosfeld.